Exhibit 10.2

PRIVATE PLACEMENT

SUBSCRIPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE U.S. OR TO U.S. PERSONS IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) THE DISTRIBUTION DATE, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA.

REQUIREMENTS TO SUBSCRIBE - Subscribers please note that to fulfill this subscription properly you must (a) read this document carefully and acquire independent legal and investment advice as this document constitutes a binding legal document, (b) fill in the amount of securities subscribed for in the section “Amount Subscribed and Method of Payment” below and complete the signature and information page at page 3, (c) if applicable, check off the exemption which applies to you as a Canadian resident in Appendix I and sign the Appendix, (d) if applicable, check off the exemption which applies to you as a US resident in Appendix II and sign the Appendix, (e) if applicable, check off the exemption which applied to you as a foreign resident in Appendix III and sign the Appendix, and (f) deliver this subscription agreement and payment, in accordance with the section “Amount Subscribed and Method of Payment” below.

To:	MAGNUS INTERNATIONAL RESOURCES INC. (referred to as the “Company”), with an address for notice and delivery located at 101 Convention Center Drive, 7th Floor, Las Vegas, Nevada 89109

          The Company is offering to eligible investors, including the subscriber (hereinafter referred to as the “Subscriber”) entering into this Subscription Agreement (the “Agreement”) with the Company, on an exempt private placement basis and on the terms of this Agreement, units (the “Units”), each Unit being offered at a subscription price of US$0.40 per Unit and composed of one common share in the capital of the Company (each, a “Share”) and one-half of one non-transferable common share purchase warrant (each, a “Warrant”), with each whole Warrant (i.e. every two half Warrants) having the following characteristics:

(a)	Each whole Warrant permits the purchase of one Share (each, a “Warrant Share”) at a price of US$0.80 until 4:00 p.m. (Pacific time) on the date which is two years from the date of issue of such Warrant;
(b)	The Warrants shall be altered for each alteration of capital of the Company, or its successor, as to number and price in accordance with industry practice; and
(c)	The Warrants are non-transferable and the Warrants and any resultant Warrant Shares are subject to such restrictions as law requires.

The Shares, Warrants and Warrant Shares are herein collectively referred to as the “Securities”.

This offering is not subject to the receipt of a minimum subscription amount and any received subscription monies may be placed into the Company’s accounts and employed by the Company immediately upon receipt and prior to acceptance and issuance of any Shares or Warrants.  The Company offers, and the Subscriber accepts, the Shares and Warrants on the terms and conditions as set forth in this Agreement.  This Agreement is made specifically subject to the terms of the attached Appendices, Schedule “A” and Schedule “B”, which are incorporated herein as terms.

AMOUNT SUBSCRIBED AND METHOD OF PAYMENT

1.1      Subscription for Units.  Based upon the terms and representations of this Agreement given by each party to the other, the Subscriber hereby irrevocably subscribes for and agrees to purchase                                                Units, at a subscription price of US$0.40 per Unit, for aggregate consideration of
$                                  (the “Subscription Price”).

1.2     Method of Subscription.  Subscriptions for Units shall be made by:

(a) delivering to the Company or to c/o Devlin Jensen (“Company lawyers”) Suite 2550 – 555 W. Hastings Street, Vancouver, British Columbia, Canada, V6B 4N5, an originally executed copy of this Agreement (Note – please fill in the above section 1.1, complete and execute the applicable Appendix I, Appendix II or Appendix III, and fully complete the signature and information page at page 3), and

(b) payment of the Subscription Price in the following manner:

(i)       by delivery of a bank draft or cashier’s cheque to “Devlin Jensen in trust” for the Company with the completed Subscription Agreement for the Subscription Price; or

(ii)      by wire transfer to the Company’s lawyers by the following wiring instructions:

   For US Funds originating outside Canada:

Bank to Bank Info.:           JP Morgan Chase Bank, New York
Bank Address:                  270 Park Avenue, New York, New York
For Credit to:                    Royal Bank of Canada Toronto
UID:                                 055253
Swift Number:                   ROYCCAT2
For Further Credit to:        Royal Bank, Hastings and Granville,
                                         685 West Hastings Street, Vancouver, BC V6B 1N9
Transit Number:                6550
Account Name:                 Devlin Jensen Client’s Trust – U.S. Account
                                         Re: Magnus International Resources Inc.
Account Number:              400-413-1

NOTICE - Should the Subscriber’s subscription agreement and/or subscription payment be submitted to Devlin Jensen, the lawyers for the Company, in trust or otherwise, then the Subscriber agrees that the Company’s lawyers shall have no accountability to the Subscriber whatsoever and acknowledges that the Company’s lawyers are merely recipients for the Company.  The Subscriber agrees that submission of the payment to the Company’s lawyers in trust is to be deposited into the trust account of the Company and shall be the property of the Company immediately.  The Company’s lawyers shall have the right to transact the subscription monies solely by the direction of the Company or its agents and the Company’s lawyers shall require no instruction from the Subscriber.  Under no circumstances shall the Company’s lawyers be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and the Company’s lawyers shall be considered advice (at the most only administrative subscription assistance on behalf of the Company) but the Subscriber shall rely solely and exclusively on his own judgment and the advice of his own counsel.

NOTICE - The Subscriber’s financial institution may charge a fee to initiate a wire transfer in accordance with the above wire instructions.  In order to guarantee that the full amount of the Subscription Price representing the Units that the Subscriber wishes to purchase is received by the Company, the Subscriber should confirm the amount of any such fee and provide to the financial institution initiating the wire transfer cash in an amount equal to the Subscription Price plus any such fee charged by such financial institution.  Failure to do so may result in some or all of the Subscriber’s subscription for Units to be rejected by the Company for receipt of insufficient funds.

          IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the date first above written.

SUBSCRIPTION BY SUBSCRIBER:

SUBSCRIBER STATEMENT – I, the Subscriber, have sought such independent counsel as I consider necessary and I have read this Agreement carefully and accept, agree and acknowledge the representations and terms thereof in full and without exception and agree that this Agreement constitutes the entire agreement between us and there are no collateral representations or agreements.

Dated at                                               , on this                          day of                          , 2007.

REMEMBER:  The Subscriber must also carefully read Schedule “A” additional terms of this Agreement, Schedule “B” registration rights agreement, and complete and sign the applicable Appendix I, Appendix II, or Appendix III, to declare his exemption qualifying the subscriber as an eligible purchaser.

Name of Subscriber - please print

By:
      Signature of Subscriber                                           Subscriber’s Address

                                                                                    Telephone Number

Please print name of signing officer whose
signature appears above if different than
the name of the Subscriber printed above
                                                                                    e-mail address

Acceptance by the Company:

MAGNUS INTERNATIONAL RESOURCES INC. hereby accepts the above subscription by the Subscriber on this _____ day of                                        , 2007.

By: Authorized Signatory

APPENDIX I

CERTIFICATE FOR:

INVESTORS IN ALL CANADIAN JURISDICTIONS

IN THE MATTER OF MAGNUS INTERNATIONAL RESOURCES INC.
(the “Company”)

In addition to the Schedule “A” terms in the attached Private Placement Subscription Agreement, the undersigned Subscriber warrants to the Company, with the force and solemnity of a statutory oath, on which the Company relies as to appropriate investment exemption, that the Subscriber is:

1.         an “accredited investor”, as defined in National Instrument 45-106 Prospectus and Registration Exemptions (“NI 45-106”), by reason of the fact that the undersigned Subscriber is (place an “X” on the appropriate line or lines):

(a)	a Canadian financial institution, or a Schedule III bank,

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Quebec,

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

(k)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Company Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund,

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

(v)		except in Ontario and Quebec, a person that is recognized or designated by the securities regulatory authority as

	(i)	an accredited investor, or

	(ii)	for Alberta or British Columbia an exempt purchaser;

or, by the “Family, friends and business associates” exemption, excluding Ontario and subject to receipt of a section 2.6 of NI 45-106 risk acknowledgement form for Saskatchewan,

2.        the Subscriber is (place an “X” on the appropriate line or lines and complete the missing information)

(a)	a director, executive officer or control person of the issuer, or of an affiliate;

(b)

a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the issuer, or of an affiliate of the issuer, namely

________________________________________________________________;
          (name of director, executive officer or control person)

(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the issuer or of an affiliate of the issuer, namely

________________________________________________________________;
          (name of director, executive officer or control person)

(d)

a close personal friend of a director, executive officer or control person of the issuer or of an affiliate of the issuer, namely

________________________________________________________________;
          (name of director, executive officer or control person)

(e)

a close business associate of a director, executive officer or control person of the issuer, or of an affiliate of the issuer, namely

________________________________________________________________;
          (name of director, executive officer or control person)

(f)

a founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the issuer, namely

_____________________________________________________________________;
          (name of founder of the issuer)

(g)

a parent, grandparent, brother, sister or child of the spouse of a founder of the issuer, namely

_______________________________________________________________;
          (name of the spouse of the founder of the issuer)

(h)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (a) to (g), or

(i)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g);

or in Ontario,

3.         as defined in section 2.7(1) of NI 45-106 Prospectus and Registration Exemptions, the Subscriber is (place an “X” on the appropriate line or lines):

(a)	a founder of the issuer,

(b)	an affiliate of a founder of the issuer,

(c)	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the issuer, or

(d)	a person that is a control person of the issuer;

or in all Canadian jurisdictions,

4.         as defined in section 2.24(1) of NI 45-106 Prospectus and Registration Exemptions, the Subscriber is (place an “X” on the appropriate line or lines):

(a)	an employee of the issuer or a related entity of the issuer,

(b)	an executive officer of the issuer or a related entity of the issuer,

(c)	a director of the issuer or a related entity of the issuer,

(d)	a consultant of the issuer or a related entity of the issuer, or

(e)	a permitted assign of a person referred to in (a) – (d) above.

5.         Offering Memorandum for British Columbia, Northwest Territories, New Brunswick, Nova Scotia and Newfoundland and Labrador Only –

If an offering memorandum has been provided to the Subscriber, by reason of the fact that the Subscriber is purchasing the security as principal, an offering memorandum has been received by the Subscriber and the Subscriber has signed the required form of risk acknowledgement.

6.         Offering Memorandum for Alberta, Manitoba, Northwest Territories, Nunavut, Prince Edward Island, Quebec and Saskatchewan Only – The Subscriber has received an offering memorandum, the Subscriber is purchasing as principal, the Subscriber has signed the required form of risk acknowledgement and the Subscriber is not created or used solely to purchase or hold securities in reliance on the exemption from the dealer registration requirement or the prospectus requirement set out in subsections 2.9(2) and (4) of NI 45-106 and (place an “X” on the appropriate line or lines):

                     The investment cost does not exceed $10,000; or

The Subscriber is an “eligible investor”, as defined in section 1.1 [Definitions] of NI 45-106, by reason of the fact that the Subscriber is (place an “X” on the appropriate line or lines):

(a)	a person or company whose

	(i)	net assets, alone or with a spouse, in the case of an individual, exceed $400,000,

(ii) net income before taxes exceeded $75,000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year, or

(iii) net income before taxes, alone or with a spouse, in the case of an individual, exceeded $125,000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year,

(b)	a person of which a majority of the voting securities are beneficially owned by eligible investors or a majority of the directors are eligible investors,

(c)	a general partnership in which all of the partners are eligible investors,

(d)	a limited partnership in which the majority of the general partners are eligible investors,

(e)	a trust or estate in which all of the beneficiaries or a majority of the trustees or executors are eligible investors,

(f)	an accredited investor,

(g)	a person described in section 2.5 [Family, friends and business associates] of NI 45-106, or

(h)	a person that has obtained advice regarding the suitability of the investment and, if the person is resident in a jurisdiction of Canada, that advice has been obtained from an eligibility adviser.

and if the issuer is an investment fund,

the investment fund is a non-redeemable investment fund, or a mutual fund that is a reporting issuer, and in Manitoba, Quebec and Saskatchewan, is an issuer listed for trading on an exchange or quoted on an over-the-counter market.

The statements made in this Certificate are true.

DATED                                               , 2007.

                                                                        Name of Subscriber [Please Print]

                                                                        Signature of Subscriber or Authorized Signatory of Subscriber

                                                                        Name and Office of Authorized Signatory [Please Print]

                                                                        Address of Subscriber

APPENDIX II

U.S. CERTIFICATE

IN THE MATTER OF MAGNUS INTERNATIONAL RESOURCES INC.
(the “Company”)
AND THE UNITED STATES SECURITIES ACT OF 1933 (the “Act”)

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Appendix II – “U.S. Certificate” is attached, the undersigned Subscriber covenants, represents and warrants to the Company that:

            If the Subscriber is a US citizen (or otherwise subject to US jurisdiction) the Subscriber hereby so declares and further declares that the Subscriber is an “Accredited Investor” as that term is defined in Regulation D promulgated under the Act, by virtue of the Subscriber’s qualification under one or more of the following categories (PLEASE CHECK OFF APPROPRIATE CATEGORY):

( )	The Subscriber is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

( )	The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

( )	The Subscriber is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

( )	The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person.

( )	The Subscriber is a director or executive officer of the Corporation.

( )	The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

( )	The Subscriber is a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors.

( )	The Subscriber is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth above.

The statements made in this Certificate are true.

DATED                                               , 2007.

                                                                        Name of Subscriber [Please Print]

                                                                        Signature of Subscriber or Authorized Signatory of Subscriber

                                                                        Name and Office of Authorized Signatory [Please Print]

                                                                        Address of Subscriber

APPENDIX III

FOREIGN EXEMPTION CERTIFICATE

IN THE MATTER OF MAGNUS INTERNATIONAL RESOURCES INC.
(the “Company”)

In addition to the covenants, representations and warranties contained in the Private Placement Subscription Agreement, to which this Appendix is attached, the undersigned Subscriber covenants, represents and warrants to the Company as follows:

          The Subscriber warrants the Subscriber is not a US or Canadian subscriber.  The Subscriber further warrants that the Subscriber is an eligible exempt investor under the laws of the Subscriber’s country of domicile.  The Subscriber therefore has no restriction in law to his right to subscribe for the Units and acknowledges that the Company is relying upon this in issuing the Securities.  The Subscriber advises the Company that the Subscriber is exempt from investment restriction in the Subscriber’s country of domicile by one or more of the following (check appropriate category):

( )	the Subscriber’s domicile laws do not restrict a citizen’s investment;

( )	the Subscriber is subscribing for an amount which constitutes an exempt purchase amount in the Subscriber’s jurisdiction which is $ ;

( )	the Subscriber is exempt from registration in his jurisdiction due to his net wealth (the minimum net amount of which is $ );

( )	the Subscriber is exempt due to a further exemption which is described as:

The statements made in this Certificate are true.

DATED                                               , 2007.

                                                                        Name of Subscriber [Please Print]

                                                                        Signature of Subscriber or Authorized Signatory of Subscriber

                                                                        Name and Office of Authorized Signatory [Please Print]

                                                                        Address of Subscriber

SCHEDULE “A”

TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
OF
MAGNUS INTERNATIONAL RESOURCES INC.

Article 1

SUBSCRIPTION FOR SECURITIES AND CONDITIONS OF SUBSCRIPTION

1.1 Acceptance of subscription or return of Subscription Price by the Company.  The Company, upon acceptance by its board of directors of all or part of this Subscription Agreement, hereby agrees to issue the Shares as fully paid and non-assessable shares and the Warrants and to refund to the Subscriber any excess subscription monies of the Subscription Price of any non-accepted portion of this Subscription Agreement.  The Subscriber agrees and directs that where the Subscriber has omitted to complete certain sections of this Agreement the Company or its agents may complete such sections from the Company’s knowledge or logic (such as, by way of example only and without limitation, inserting the number of Units subscribed based upon the funds tendered) or by direction by the Subscriber by phone or otherwise.

1.2 Use of funds before and after acceptance.  The subscription monies shall be advanced immediately to the Company’s general fund to reserve the Subscriber’s subscription, shall not be held in trust, may be employed by the Company for its business purposes immediately and prior to acceptance and shall constitute solely a reservation of subscription and advance of funds therefore.  The Subscriber shall not demand return of its subscription unless the Shares and Warrants have not been issued for a period in excess of one year from the date of this subscription and such demand may be fulfilled by acceptance and delivery of subscribed Shares and Warrants or return of funds, at the sole discretion of the Company.  The Subscriber acknowledges that the funds to be raised from the Units are to be employed for the business of the Company in accordance with management’s determination as to the best use of the same for the Company’s business plan.  Notwithstanding any disclosure document or offering memorandum or prospectus provided concurrent with this subscription, the Company reserves the right at any time to alter its business plan in accordance with management’s appreciation of the market for the goods and services of the Company and the best use of the Company’s funds to advance its business, whether present or future.

1.3 Subscriber’s eligibility for subscription.  The Subscriber acknowledges and warrants (and has made diligent inquiries to so determine or has the sophistication and knowledge to know his status without concern of error), on which the Company relies, that the Subscriber is purchasing the Units on a private basis and without infraction of or impedance by his domicile laws, and, the Subscriber has completed the appropriate Appendix to this Agreement, and the completion of the same, whether signed or not, constitutes a true and accurate statement by the Subscriber.

1.4 Securities issued at different prices and characteristics.  The Subscriber acknowledges that the Company may issue shares at different prices which may occur sequentially, from time to time, or at the same time and prices in the future may be lower than now.  The Company may also issue offerings which have warrants, or other benefits, attached and some offerings which do not.  Not all subscribers will receive common shares, or other share classes, of the Company at the same price and such may be issued at vastly different prices to that of the Subscriber.  For example, the Company will or may issue common shares at nominal prices as “founder’s shares” (which may or will constitute millions of common shares, as determined solely by the Company’s board) or for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company’s books) or for services or to attract expertise or management talent or other circumstances considered advisable by the board of directors of the Company.  Such issuances at different prices are made by the board in its judgment as to typical structuring for a company such as the Company, to provide incentive, reward, and to provide a measure of developmental control, to acquire assets or services which the board considers necessary or advisable for the Company’s development and success, and other such considerations in the board’s judgment.  The Company may or will acquire debt and/or undertake equity financings in the future required or advisable, as determined by the Company’s board, in the course of the Company’s business development.  The Subscriber acknowledges these matters, understands that the Subscriber’s investment is not necessarily the most advantageous investment in the Company and authorizes the board of the Company now and hereafter to use its judgment to make such issuances whether such issuances are at a lesser, equal or greater price than that of the Subscriber and whether such is prior to, concurrent with, or subsequent to the Subscriber’s investment.

Article 2

INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND GENERAL
SUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

2.1 Release of liability and indemnity.  The Subscriber agrees that in consideration, in part, of the Company’s within acceptance of this subscription, the Subscriber does hereby release, remise and forever discharge the Company and its subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns, of and from all manner of action and causes of action, suits, debts, dues, accounts, bonds, covenants, trusts, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against the Company and/or any of its subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns, the Subscriber ever had, now has, or which the Subscriber or any of them hereafter can, shall or may have by reason of any matter arising from the within subscription or the use of funds or the operation of the Company (collectively, the “Release”) except only for gross negligence or fraud (and such shall constitute only objective willful act of objective material wrongdoing, and such exception shall only apply against the Company committing such gross negligence or fraud).  The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement.  This Release is irrevocable and will not terminate in any circumstances.

2.2 The Subscriber’s representations, warranties and understandings.  The Subscriber acknowledges, represents and warrants to the Company and understands that:

          (a)        Experience and counsel.  The Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company and has sought all such counsel as the Subscriber has considered advisable.

          (b)        Adequacy of information.  The Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the offering and the Subscriber has received all information regarding the Company reasonably requested by the Subscriber in order to evaluate an investment in the Company.

          (c)        Independent investigation.  In making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber, and the particular tax consequences arising from an investment in the Company will depend upon the Subscriber’s individual circumstances and is at his sole risk.

          (d)        Principal.  The Subscriber is purchasing the Units as principal for the Subscriber’s own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Securities.

          (e)        Decision to purchase.  The decision of the Subscriber to enter into this Agreement and to purchase Units pursuant hereto has been based only on the representations of this Agreement and any accompanying offering memorandum, if any.  It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or by any person which contradicts this Agreement or any offering memorandum.  The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company’s management experience.  In particular, and without limiting the generality of the foregoing, the decision to subscribe for Units has not been influenced by:

(i)	newspaper, magazine or other media articles or reports related to the Company or their businesses;

(ii)	promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii)	any representations, oral or otherwise, that the Company will become a listed company, that any of the Securities will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the securities of the Company.

          (f)        Advertisements.  The Subscriber acknowledges that the Subscriber has not purchased Units as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

          (g)        Information not received.  The Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than documents the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Units, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Units.

          (h)        Economic risk.  The Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber’s investment in and to any of the Securities, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber’s investment in and to any of the Securities.  The Subscriber understands that an investment in any of the Securities is a speculative investment and that there is no guarantee of success of the plans of the Company’s management.  Such plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company’s assets and with the present level of management’s skills and of those whom the Company will need to attract (which cannot be assured).  Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be predicted, accurately or at all.

          (i)         No representations as to resale.  No person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)	that any of the Securities will be listed and posted for trading on any stock exchange, or bulleting board market, except for the Company’s current trading forum, which is the NASD Over-the-Counter Bulletin Board, or that application has been made to list and post any of the Securities for trading on any stock exchange, over-the-counter or bulletin board market.

          (j)         Resale restrictions.  The Subscriber has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Subscriber resides and confirms that no representation has been made respecting the applicable hold periods for the

Securities (including their component parts) and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy.  In this regard the Subscriber agrees that if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, the Subscriber will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, in the U.S. or to U.S. residents unless:

(i)	the sale is to the Company;

(ii)	the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the United States Securities Act of 1933 (the “1933 Act”) and in compliance with applicable state securities laws;

(iii)	the sale is made pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder and in compliance with applicable state securities laws;

(iv)	with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the 1933 Act and in compliance with applicable state securities laws; or

(v)	the sale is made pursuant to a registration statement that has been declared effective by the SEC and continues to be an effective registration statement at the time of the sale.

          (k)        Reports and undertakings.  If required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Securities.

          (l)         No prospectus filing.  The Subscriber acknowledges that this is an offering made on a private basis without a prospectus, except as provided and agreed to by the Company and the Subscriber in Schedule “B”, and that no federal, state, provincial or other agency has made any finding or determination as to the merits of the investment nor made any recommendation or endorsement of the Securities, and that:

(i)	the Subscriber may be or is restricted from using most of the civil remedies available under applicable securities legislation;

(ii)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(iii)	the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under such securities legislation; and

(iv)	in addition to releases contained in this Agreement, the Company is relieved from certain obligations that would otherwise apply under applicable securities legislation.

          (m)       Withdrawal.  This Agreement is given for valuable consideration and, except as permitted by this Agreement, shall not be withdrawn or revoked by the Subscriber once tendered to the Company with the Subscription Price.

          (n)        Disclosure of Subscriber information.  By providing personal information to the Company, the Subscriber and each person for whom it is contracting is consenting to the Company’s collection, use and disclosure of that information for the purpose of the subscription of the Units, the offering and general corporate purposes.  The Subscriber, and each person for whom it acts, consents to disclosure of personal information by the Company to regulators or any other person or entity the Company considers advisable or necessary for their securities, corporate or other purposes.

          (o)        Waiver of pre-emptive rights.  The Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President as he may determine from time to time, in the President’s sole and absolute discretion, to the extent permitted by law, the right to act as the Subscriber’s power of attorney solely for the purpose of waiving any prior or pre-emptive rights which the Subscriber may have to further issues of equity or debt by the Company under applicable corporate and securities laws.

          (p)        Age of majority.  The Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto.

          (q)        Authorization and formation of subscriber.  The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities, and such entity has not been formed for the specific purpose of acquiring Securities in this issue and has not acted to acquire Securities in this issue in violation of the provisions of Regulation S or Rule 144 under the securities laws of the United States or in violation of any of the exemptions provided by the securities laws of any other jurisdiction.  If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company.  In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound.

          (q)        Legal obligation.  This Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber.

          (r)        Compliance with applicable laws.  The Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber will not comply with all laws applicable to the Subscriber and the Subscriber has no reason to believe that the Subscriber’s subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding.  In addition, the Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manners to comply with all applicable securities laws.

          (t)         Encumbrance or transfer of Securities.  The Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Securities herein subscribed for except in accordance with applicable securities legislation and this Agreement.

2.3 Truth of Subscriber’s representations and warranties.  The Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained in this Agreement in determining whether a sale of the Units to the Subscriber is in compliance with applicable securities laws and in the best interest of the Company.  All of the information set forth in this Agreement with respect to the Subscriber are correct and complete as of the date hereof and if there should be any material change in such information prior to the acceptance of this Agreement by the Company the Subscriber will immediately furnish the revised or corrected information to the Company.

2.4 Company confidential information.  The Subscriber acknowledges that the Company is engaged in business development including programs of research and development and the marketing of products and services.  The Subscriber also recognizes the importance of protecting the Company’s trade secrets, confidential information and other proprietary information and related rights acquired through such Company’s expenditure of time, effort and money.  Therefore, in consideration of the Company permitting the Subscriber to submit this subscription and have access to the Company’s information and/or Company’s confidential information otherwise coming to the Subscriber, the Subscriber agrees to be bound by the following terms and conditions with respect to the Company:

          (a)  “Confidential Information” includes any of the following:

(i)	any and all versions of the trade names, trade-mark, business plans, products, software, all Developments (as defined below) and all other matters owned or marketed by the Company;

(ii)	information regarding the Company’s business operation, methods and practices, including marketing strategies, product pricing, margins and hourly rates for staff and information regarding the financial affairs of the Company;

(iii)	the names of the Company’s clients and the names of the suppliers to the Company, and the nature of the Company’s relationships with these clients and suppliers; and

(iv)	any other trade secret or confidential or proprietary information in the possession or control of the Company,

but Confidential Information does not include information which is or becomes generally available to the public without the Subscriber’s fault.

          (b)  “Developments” include all the following related to the products or business of the Company:

(i)	copyright works, software, documentation, data, designs, scripts, photographs, music, reports, flowcharts, trade-marks, specifications, source codes, product designs or formula and any related works, including any enhancements, modifications, or additions to the products owned, marketed or used by the Company; and

(ii)	inventions, devices, discoveries, concepts, ideas, algorithms, formulae, know-how, processes, techniques, systems and improvements, whether patentable or not, developed, created, acquired, generated or reduced to practice by the Company or any person by or for the Company, including the Subscriber.

          (c)  At all times the Subscriber shall keep in strictest confidence and trust the Confidential Information.  The Subscriber shall take all necessary precautions against unauthorized disclosure of the Confidential Information, and the Subscriber shall not directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to a third party, nor shall the Subscriber use, copy or reproduce the Confidential Information except as may be reasonably required for the Subscriber with the permission of the Company that holds such Confidential Information.

          (d)  Upon the request of the Company, the Subscriber shall immediately return to the Company all materials, including all copies in whatever form, containing the Confidential Information of the Company which are in the Subscriber’s possession or under the Subscriber’s control.

          (e)  The Subscriber acknowledges and agrees that he shall not acquire any right, title or interest in or to the Confidential Information.  Should any interest in the Confidential Information come into the possession of the Subscriber by any means, other than specific written transfer by the Company, the Subscriber hereby assigns and transfers, now and in the future, to the Company, and agrees that the Company shall be the exclusive owner of, all of the Subscriber’s right, title and interest to any such throughout the world, including all trade secrets, patent rights, copyrights and all other intellectual property rights therein.  The Subscriber further agrees to cooperate fully at all times with respect to signing further documents and doing such acts and other things required by the Company to confirm such transfer of ownership of rights.  The Subscriber agrees that the obligations in this Section 2.4 shall continue beyond the issue of Securities and beyond the ownership of Securities or beyond the termination of the Subscriber’s employment, engagement or association with the Company for a period of ten (10) years.

Article 3

RESTRICTED COMMON SHARES AND RESTRICTED DISPOSITION

3.1 U.S. law application.  If or as the Company is or may become a U.S. company or otherwise a company whose securities are or may be subject to U.S. law, the Subscriber hereby agrees, represents and warrants to the Company as follows:

          (a)  If Subscriber is representing that he is not a U.S. person then such representation is true and (i) Subscriber is not a U.S. Person as defined in Rule 902 of Regulation S (“Regulation S”) under the 1933 Act, which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States, or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the Securities for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction; and (iii) was not offered any Securities in the United States and was outside the United States at the time of execution and delivery of this Subscription Agreement.

          (b)  The Subscriber acknowledges that except as provided in the Registration Rights Agreement attached hereto as Schedule “B” which terms are incorporated herein, the Securities have not been registered under the 1933 Act.  The Subscriber agrees to resell the Securities only in accordance with the provisions of applicable securities laws, pursuant to a registration under the 1933 Act, or pursuant to an available exemption from such registration (in particular the provisions of Regulation S or Rule 144, as applicable), and that hedging transactions involving the Securities may not be conducted unless in compliance with the 1933 Act.  The Subscriber understands that any certificate representing the Securities will bear a legend setting forth the foregoing restrictions.  The Subscriber understands that the Securities are restricted securities within the meaning of Rule 144 promulgated under the 1933 Act, that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Securities by the Subscriber, and other terms and conditions of Rule 144 are complied with, and that any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions and even then may not be available unless (i) a public trading market then exists for the common stock of the Company that issued such Securities, (ii) adequate information concerning the Company that issued such Securities is then available to the public and (iii) other terms and conditions of Rule 144 are complied with.

          (c)  If the Subscriber is not a U.S. person, then the Subscriber acknowledges that the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless an exemption is available from the registration requirements of the 1933 Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel satisfactory to the Corporation to such effect; provided that a Subscriber who delivers the U.S. Certificate attached as Appendix II hereto in connection with its purchase of Units will not be required to deliver an opinion of counsel in connection with the exercise of the Warrants that comprise part of the Units at a time when the representations, warranties and covenants made by the Subscriber therein are true and correct.

          (d)  The Subscriber further acknowledges and understands that, without in any way limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Securities which the Subscriber is acquiring hereunder unless and until:

(i)	there is then in effect a “Registration Statement” under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii)	(A) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Subscriber shall have furnished the Company with an opinion of the Subscriber’s own counsel to the effect that such disposition will not require registration of any such Securities under the 1933 Act and (C) such opinion of the Subscriber’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.

3.2 Legending of the Securities.  The Subscriber agrees and understands that the certificates representing the Securities will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the “1933 Act”), pursuant to registration under the 1933 Act or pursuant to an available exemption from registration.  In addition, hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act.”

In addition, the Subscriber also acknowledges and understands that the certificates representing the Securities may also be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner in the provinces and territories of Canada:

“Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is four months and a day after the later of (i) the distribution date, and (ii) the date the issuer became a reporting issuer in any province or territory in Canada.”

3.3 Company permission for transfer.  The Subscriber agrees that unless and until there is a public market for the Company’s Securities and a Registration Statement is in effect for the Subscriber’s Securities received from the Company, the Subscriber may not sell such Securities without prior notice to the Company and until the Company’s counsel is satisfied that the Subscriber may lawfully sell the Securities.  The Subscriber acknowledges that this is an effort by the Company to protect itself but that the Company nor its counsel is in control of the facts of the sale and may themselves make error in law and neither the Company nor its counsel hold out that any permission constitutes advice to the Subscriber that he may in fact sell and all risks of the sale, legal and otherwise, reside solely with the Subscriber.

Article 4

GENERAL PROVISIONS

4.1 Address for delivery.  Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Company at the address specified in this Agreement.  The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.  Each party to this Agreement may, at any time, and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

4.2 Gender and number.  This Agreement is to be read with all changes in gender or number as required by the context and the gender of the Subscriber.

4.3 Governing law.  This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or securityholder and whether arising under this Agreement or pursuant to securityholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated exclusively in the Courts of the Province of British Columbia, unless the Company shall permit otherwise.

4.4 Representation and conflict.  It is hereby acknowledged by each of the parties hereto that Devlin Jensen, Barristers and Solicitors, acts solely for the Company, and that the Subscriber has obtained independent legal advice with respect to its review and execution of this Agreement.  It is hereby further acknowledged and agreed by the parties hereto that Devlin Jensen, Barristers and Solicitors, and certain or all of its principal owners or associates, from time to time, may have both an economic or securities interest in the Company or its business and/or a position as a director, officer or similar relationship arising at the request of the Company to act in such capacity while acting for the Company as counsel.  Any conflict or appearance of conflict is hereby waived and it is agreed that such does not give rise to a duty to the Subscriber and the Subscriber does not rely upon such solicitors for any purpose.

4.5 Survival of Agreement terms.  The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.  The terms of this Agreement shall bind the Subscriber, and any successor or assignee, from the date of tendering to the Company and both before and after issuance of the Securities, and shall continue to bind until sale or other disposition of all the Securities by the Subscriber but that certain provisions, such as the release, indemnity and confidentiality provisions of this Agreement shall continue to bind for a period of ten (10) years after the sale or other disposition of the Securities.

4.6 Enforceability.  The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

4.7 Counterparts.  This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement.  This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

4.8 Entire Agreement.  This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings.  There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties’ agreement.

4.9 Amendments.  This Agreement may be amended or modified in any respect by written instrument only.  The Company may give notice of an amendment to the terms of this Agreement by delivery to the Subscriber of the intended amendment addendum.  In the event that the Subscriber does not refuse the amendment within fifteen (15) days of delivery of the proposed amendment then this Agreement will be amended to the proposed terms without any further act required by the Subscriber.

4.10 Successors and assigns.  The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and its successors and lawfully permitted assigns.  This Agreement shall not be assignable by any party without the written consent of the other parties hereto.  The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of any of the Securities in accordance with the terms of this Agreement, except as otherwise noted in this Agreement.

4.11 Time of the essence.  Time is of the essence in this Agreement.

Schedule “B” to the
Private Placement Subscription Agreement

REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April ___, 2007, by and among MAGNUS INTERNATIONAL RESOURCES INC., a Nevada corporation (the “Company”), and the undersigned investor (the “Investor”).

          WHEREAS:

          A.       In connection with the Private Placement Subscription Agreement by and among the parties hereto of even date herewith (the “Subscription Agreement”), the Company agrees, upon the terms and subject to the conditions of the Subscription Agreement, to offer to eligible investors (each, an “Investor”), entering into the Subscription Agreement with the Company, on an exempt private placement basis and on the terms of the Subscription Agreement, units (the “Units”), each Unit being offered at a subscription price of US$0.40 per Unit and composed of one common share in the capital of the Company (each, a “Share”) and one-half of one non-transferable common share purchase warrant (each, a “Warrant”), with each whole Warrant (i.e. every two half Warrants) having the following characteristics:

(a)	Each whole Warrant permits the purchase of one Share (each, a “Warrant Share”) at a price of US$0.80 until 4:00 p.m. (Pacific time) on the date which is two years from the date of issue of such Warrant;
(b)	The Warrants shall be altered for each alteration of capital of the Company, or its successor, as to number and price in accordance with industry practice; and
(c)	The Warrants are non-transferable and the Warrants and any resultant Warrant Shares are subject to such restrictions as law requires.

Capitalized terms not defined herein shall have the meaning ascribed to them in the Subscription Agreement.

          B.       To induce the Investors to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

          1.       DEFINITIONS.

          As used in this Agreement, the following terms shall have the following meanings:

                    (a)       “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                    (b)       “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

                    (c)       “Registrable Securities” means the number of Shares subscribed for by the Investor under the Subscription Agreement, and the number of Warrant Shares that the Investor is entitled to receive upon exercise of all of the Investor’s Warrants.

                    (d)       “Registration Statement” means a registration statement under the Securities Act which covers the Registrable Securities.

          2.       REGISTRATION.

                    (a)       Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than May 15, 2007 (the “Scheduled Filing Deadline”), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the “Initial Registration Statement”) for the resale by the Investor of the Registrable Securities.  The Company shall keep the Registration Statement “Evergreen” until Rule 144(k) of the Securities Act of 1933, as amended, is available to the Investor with respect to all of the Shares and Warrant Shares.  The Company shall retain, and pay at its sole expense, a law firm to file the Registration Statement.

                    (b)       Effectiveness of the Initial Registration Statement.  The Company shall use its commercially reasonable efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than one hundred twenty (120) days after the date filed (the “Scheduled Effective Deadline”) and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement.

                    (c)       Failure to File or Obtain Effectiveness of the Registration Statement.  In the event the Registration Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Deadline, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to the Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company will pay as liquidated damages (the “Liquidated Damages”) and not as a penalty, to the Investor, a cash amount equal to two percent (2%) per month of the amount of the Subscription Price.  The initial payment of Liquidated Damages shall be made within ten (10) business days from the end of the month in which the Scheduled Filing Deadline or Scheduled Effective Deadline occurred, and shall continue thereafter until the Registration Statement is filed or declared effective as the case may be.

                    (d)       Liquidated Damages.  The Company and the Investor hereto acknowledge and agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties.  The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsection bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to file a Registration Statement or to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm’s length.

                    (e)       Waiver of Registration Requirement.  The Company and the Investors hereby acknowledge and agree that if the Company’s shares of common stock, which includes the Registrable Securities are listed for trading on the TSX or TSX Venture Exchange in Canada and the Registrable Securities are able to be traded on such foreign stock exchange without any trading restrictions, then the requirement of the Company to register the Registrable Securities with the SEC, to file a Registration Statement with the SEC, to have the Registration Statement declared effective by the SEC and to keep the Registration Statement “Evergreen” shall be waived and the Investors hereby consent to the Company filing a withdrawal of the Registration Statement, at the Company’s sole and absolute discretion.  In addition, if such conditions are met, then the obligations of the Parties under this Agreement are no longer in force or effect.

          3.       RELATED OBLIGATIONS.

                    (a)       The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement, or until all of the Registrable Securities may be sold under Rule 144(k) of the Securities Act of 1933, as amended (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                    (b)       The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investor thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                    (c)       The Company shall furnish to the Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, (ii) five (5) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                    (d)       The Company shall use its commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                    (e)       As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver five (5) copies of such supplement or amendment to the Investor.  Notwithstanding any provision of this Agreement to the contrary, if the Company makes such a notification, the Company may suspend the use of any prospectus contained in any Registration Statement for periods not to exceed forty-five (45) business days in any three month period or three periods not to exceed an aggregate of one hundred thirty-five (135) business days in any 12 month period in the event that the Company determines, in the exercise of its reasonable discretion, confirmed by a legal opinion from outside counsel, that sales of Registrable Securities thereunder could constitute violations of the Securities Act due to the Registration Statement containing an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading .  In each case the Company shall use commercially reasonable efforts to remedy the deficiency in the Registration Statement within forty-five (45) business days.  The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                    (f)       The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                    (g)       The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                    (h)       The Company shall use its commercially reasonable efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) to be included for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

                    (i)       The Company shall cooperate with the Investor who holds Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates to a transferee of the Investor (not bearing any restrictive legend)

representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

                    (j)       The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                    (k)       The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                    (l)       Within five (5) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                    (m)       The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

          4.       OBLIGATIONS OF THE INVESTOR.

          The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice from the Company that no supplement or amendment is required.

          5.       EXPENSES OF REGISTRATION.

          All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

          6.       INDEMNIFICATION.

          With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

                    (a)       The Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, the “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (the “Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, the “Violations”).  The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                    (b)       In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors.

                    (c)       Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                    (d)       The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          7.       CONTRIBUTION.

          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation.

          8.       REPORTS UNDER THE EXCHANGE ACT.

          With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to:

                    (a)       make and keep public information available, as those terms are understood and defined in Rule 144;

                    (b)       file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are  required by the applicable provisions of Rule 144; and

                    (c)       furnish to the Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

          9.       AMENDMENT OF REGISTRATION RIGHTS.

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties.

          10.       MISCELLANEOUS.

                    (a)       A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                    (b)       Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Magnus International Resources Inc.
101 Convention Center Drive, 7th Floor
Las Vegas, Nevada 89109
Attention: Graham Taylor
Telephone: (604) 694-1432
Facsimile: (604) 602-1499

With a copy to:	Devlin Jensen, Barristers & Solicitors
P.O. Box 12077
555 W. Hastings St., Suite 2550
Vancouver, British Columbia
Canada V6B 4N5
Attn: Michael Shannon, Esq.
Telephone: (604) 684-2550
Facsimile: (604) 684-0916

If to the Investor, to its address and facsimile number on the signature page to the Subscription Agreement or this Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as the either party has specified by written notice given to the other party.

                    (c)       Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                    (d)       The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the Province of British Columbia.  The parties hereto agree that the internal laws of the Province of British Columbia shall govern this Agreement.  Any action to enforce the terms of this Agreement shall be brought exclusively in the provincial and/or federal courts situated in the Province of British Columbia.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                    (e)       This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                    (f)       This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                    (g)       The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                    (h)       This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                    (i)       Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                    (j)       This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:
Magnus International Resources Inc.

By:
Name: Graham Taylor
Title: President and CEO

INVESTOR:

By:
Name:
Title:
Address:

Tel:
Fax:

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Attention:

          Re:       MAGNUS INTERNATIONAL RESOURCES INC.

Ladies and Gentlemen:

          We are counsel to Magnus International Resources Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with certain Subscription Agreements (the “Subscription Agreements”) entered into by and among the Company and the investors named therein (collectively, the “Investors”) pursuant to which the Company issued to the Investors shares of its Common Stock, par value $0.001 per share (the “Common Stock”).  Pursuant to the Subscription Agreement, the Company also has entered into a Registration Rights Agreement with each Investor (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange SEC (the “SEC”) relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

          In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

                                                                                                    Very truly yours,

                                                                                                    [Law Firm]

                                                                                                    By:

cc:        [LIST NAMES OF INVESTORS]